Victory Portfolios

Victory Balanced Fund (“Fund”)

Supplement dated November 30, 2015

to the Summary Prospectus dated March 1, 2015 (“Prospectus”)

The Board of Trustees of Victory Portfolios has approved a change to the Victory Balanced Fund’s principal investment strategy.  The Board has also approved a name change, new portfolio manager and change in the broad-based market index to which the Fund’s performance is compared. The Board also approved a reduction in the Fund’s advisory fee to take effect contingent upon the change in investment strategy.

The changes, summarized below, are expected to take effect on or about December 31, 2015:

1.              The Fund’s new name will be Victory Strategic Allocation Fund.

2.              The Fund will change the principal investment strategy used to achieve its investment objective.  The Fund will employ a fund-of-funds structure.  As a fund of funds, the Fund will seek to pursue its investment objective by investing primarily in other investment companies or “funds.”  The Fund will invest primarily in other funds in the Victory family of funds, including exchange-traded funds (ETFs), and may also invest in unaffiliated funds.  Through its investment in underlying funds, the Fund will invest across a broad range of global asset classes including US and non-US equity securities, investment grade U.S. and international bonds, and commodities. The Fund will invest in a mix of underlying funds that provides at least 40% exposure to equity securities and at least 30% exposure to fixed income securities. The Fund’s investment objective, to provide income and long-term growth of capital, will remain the same.

3.              Kelly Cliff, President, Investment Franchises of Victory Capital Management Inc., the Fund’s investment adviser (“Victory Capital”), will become the portfolio manager of the Fund.

4.              The Fund’s broad-based market index will change from the S&P 500 Index to the MSCI All Country World Index and Barclays U.S. Aggregate Bond Index to better reflect the Fund’s revised principal investment strategy.

5.              The Fund’s advisory fee payable to Victory Capital will be reduced from 0.60% to 0.10%.  The reduced investment advisory fee will compensate Victory Capital for selecting the underlying funds.  Shareholders will indirectly bear the expenses, including investment advisory fees, of the underlying funds.

The foregoing is only a summary of the anticipated changes to the Fund and is subject to change. Fund shareholders will receive an updated prospectus reflecting these changes in connection with the implementation of the changes.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.